BRAZOS MUTUAL FUNDS

                                (CLASS Y SHARES)

                                   PROSPECTUS
                                FEBRUARY 12, 1999

AS SUPPLEMENTED ON MAY 13, 1999, JULY 15, 1999, AUGUST 16, 1999 AND OCTOBER 21, 1999.

                                                         INVESTMENT OBJECTIVE
BRAZOS Micro Cap Growth Portfolio
                                                     Micro Capitalization Growth

BRAZOS Small Cap Growth Portfolio
                                                     Small Capitalization Growth

BRAZOS Real Estate Securities Portfolio
                                                   Real Estate Growth and Income

BRAZOS Growth Portfolio
                                                                          Growth


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. IT IS A CRIME
                       FOR ANYONE TO TELL YOU OTHERWISE.

Transfer Agent:
                                                            1776 Heritage Drive,
State Street Bank and Trust Company                        North Quincy, MA02171
Telephone:  1-800-426-9157                          Website:  www.brazosfund.com

                                                               TABLE OF CONTENTS

    INVESTMENT OBJECTIVE
    INVESTMENT POLICIES
    INVESTMENT SUITABILITY
    RISK CONSIDERATIONS
    PAST PERFORMANCE
    INVESTOR EXPENSES


Brazos Micro Cap Growth Portfolio .........................................    3

Brazos Small Cap Growth Portfolio .........................................    3

Brazos Real Estate Securities Portfolio ...................................    7

Brazos Growth Portfolio ...................................................   11

Risk Elements .............................................................   13

Information About the Adviser .............................................   15

Information for First Time Mutual Fund Investors ..........................   18

Valuation of Fund Shares ..................................................   19

Dividends, Capital Gains Distributions and Taxes ..........................   19

Purchase of Shares ........................................................   20

Redemption of Shares ......................................................   23

Retirement Plans ..........................................................   25

Year 2000 .................................................................   26

Financial Highlights ......................................................   27

For More Information ..............................................   Back Cover

                        BRAZOS MICRO CAP GROWTH PORTFOLIO
                        BRAZOS SMALL CAP GROWTH PORTFOLIO


SUMMARY OF INVESTMENT OBJECTIVES

       The investment objectives of the Brazos Micro Cap Growth Portfolio ("Micro Cap") and the Brazos Small Cap Growth Portfolio ("Small Cap") are to provide maximum capital appreciation, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

       The majority of equity securities (65%) in each Portfolio will have market capitalizations as follows:


--------------------------------------------------------------------------------
                         MARKET CAPITALIZATION SIZE
                         (AT TIME OF PURCHASE)
--------------------------------------------------------------------------------
     Micro Cap           $600 million1 or lower
--------------------------------------------------------------------------------
     Small Cap           $1.8 billion or lower, or a capitalization
                         of companies represented in the Russell
                         2000 Index.2
--------------------------------------------------------------------------------

1 The $600 million target will fluctuate based on the smallest 10% of domestic securities in the Wilshire 5000 Index.

2 This target will fluctuate with changes in market conditions and the composition of the Russell 2000 Index.


       The Portfolios seek to achieve their objectives by investing primarily in micro and small capitalization companies, respectively. For both Portfolios, the remaining securities acquired may have market capitalizations that exceed the target capitalization. Micro Cap generally seeks investment in securities of companies with growth rates of 25%, average annual revenues under $500 million, and low debt levels. Small Cap generally seeks investment in securities of companies with growth rates above 20%, average annual revenues below $1 billion, above average return on equity, and low debt levels.

       The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Convertible securities include convertible preferred stock, convertible bonds, and American Depository Receipts (ADRs). Investments in securities of foreign companies are expected to be less than 5% of each portfolio and would typically be made using ADRs. Most ADRs are traded on a U.S. stock exchange. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of each portfolio under normal circumstances.

       The investment process involves consistent communications with senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Fund then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. JMIC believes that smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

       JMIC may sell securities when the value of a security or a group of securities within a certain sector violates diversification objectives. A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolios' shareholders.

       To manage fluctuations in the value of the Portfolios' investments, JMIC invests across 10-12 sectors with no sector representing more than 25% of the value of each Portfolio.



RISK CONSIDERATIONS

INVESTMENT SUITABILITY

       Micro Cap and Small Cap may be appropriate for investors who:

            o  are seeking long-term capital growth

            o  do not need current income

            o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and

            o are able to tolerate fluctuations in principal value of their investment.

       Investment in the Portfolios involves investment risks, including possible loss of principal. The value of the Portfolios' investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. The Portfolios' investments in instruments such as options and futures may be sensitive to interest rate changes or values due to their structure or contract terms. The value of each security at the time of acquisition is not expected to exceed 4% of the value of investments in either the Micro Cap or Small Cap Portfolios.

       Small companies may have certain risks that their larger counterparts may not. Small companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of small company securities may make it more difficult to sell. JMIC seeks to reduce this risk by limiting the Portfolios' holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last 7 business days. A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 13-14.

PERFORMANCE BAR CHART



       The bar charts below show the annual returns since inception for the Small Cap and Micro Cap Portfolios. These bar charts assume reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future.





                           SMALL CAP GROWTH PORTFOLIO
                      TOTAL ANNUAL RETURN AS OF DECEMBER 31

1997      54.5%
1998      13.6%

BEST QUARTER:   Q2 1997   25.00%
WORST QUARTER:  Q3 1998  -19.49%



                           MICRO CAP GROWTH PORTFOLIO
                      TOTAL ANNUAL RETURN AS OF DECEMBER 31

1998      32.8%

BEST QUARTER:   Q1 1998   27.70%
WORST QUARTER:  Q3 1998  -16.26%

PAST PERFORMANCE



       The table below shows the past performance of both the Small Cap and Micro Cap Portfolios to that of the Russell 2000 Index, a widely recognized unmanaged index of small stock performance. A mutual fund's comparison of its performance to an objective index may be viewed by an investor as a relative measure of performance. Similar to the bar charts above, this table assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future.


--------------------------------------------------------------------------------
                                                                       SINCE
    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98         1 YEAR       INCEPTION1
--------------------------------------------------------------------------------
    BRAZOS SMALL CAP GROWTH PORTFOLIO
    (after expenses)                                    13.6%          32.4%
--------------------------------------------------------------------------------
    BRAZOS MICRO CAP GROWTH PORTFOLIO
    (after expenses)                                    32.8%          32.8%
--------------------------------------------------------------------------------
    RUSSELL 2000 INDEX (before expenses)                -2.5%          19.2%
--------------------------------------------------------------------------------

1 The commencement of operations for the Small Cap Growth Portfolio and the Micro Cap Growth Portfolio was 12/31/96 and 12/31/97, respectively.


INVESTOR EXPENSES

       The expenses you should expect to pay as an investor in each of the Portfolios are shown below.

--------------------------------------------------------------------------------
    ANNUAL FUND OPERATING EXPENSES2              MICRO CAP            SMALL CAP
    (EXPENSES THAT ARE DEDUCTED
    FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------

    Management fees                                1.20%                 .90%

    Other expenses                                  .70%                 .31%
                                                   -----                -----

    Total operating expenses3                      1.90%                1.21%
--------------------------------------------------------------------------------

2 JMIC currently waives the advisory fee to the extent total operating expenses exceed 1.60% for Micro Cap and 1.35% for Small Cap. This waiver is expected to continue until further notice. After fee waivers, the expenses you should expect to pay as an investor in each of the Portfolios are shown below.


--------------------------------------------------------------------------------
    ANNUAL FUND OPERATING EXPENSES               MICRO CAP            SMALL CAP
    (EXPENSES THAT ARE DEDUCTED
    FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------

    Management fees                                .90%                  .90%

    Other expenses                                  .70%                 .31%
                                                   -----                -----

    Total operating expenses3                      1.60%                1.21%
--------------------------------------------------------------------------------


3 The Portfolios have no sales, redemption, exchange, or account fees with the exception of a $12.00 fee for each redemption made by wire. Additionally, some institutions may charge a fee if you buy through them.

       The example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (without fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolios' actual return and expenses will be different.

--------------------------------------------------------------------------------
                         1 YEAR        3 YEARS        5 YEARS      10 YEARS
--------------------------------------------------------------------------------

      MICRO CAP           $193           $597         $1,026         $2,222
--------------------------------------------------------------------------------

      SMALL CAP           $123           $384          $ 665         $1,466
--------------------------------------------------------------------------------




                     BRAZOS REAL ESTATE SECURITIES PORTFOLIO


SUMMARY OF INVESTMENT OBJECTIVE

       The investment objective of the Brazos Real Estate Securities Portfolio ("Real Estate" or the "Portfolio") is to invest in real estate securities that provide a balance of income and appreciation (with reasonable risk to principal).

INVESTMENT POLICIES AND STRATEGIES

       The Portfolio seeks to achieve its objective by investing at least 65% of its total assets in equity securities of companies principally engaged in the real estate industry. A company is considered "principally engaged in the real estate industry" if at least 50% of its assets, gross income, or net profits are attributable to ownership, construction, management or sale of various real estate. The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Convertible securities include convertible preferred stock, convertible bonds, and American Depository Receipts (ADRs). Investments in securities of foreign companies are expected to be less than 5% of the portfolio and would typically be made using ADRs traded on a U.S. stock exchange. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of the portfolio under normal circumstances.

       Real Estate generally seeks securities of companies with strong cash flow, management, dividend yield, dividend growth potential, and financial strength. The list of potential investments is further filtered through the use of fundamental security analysis and valuation methods.

       JMIC may sell securities when the value of a security or a group of securities within a certain sector violates diversification objectives. A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders.

       JMIC seeks to manage risk by investing across 10-12 property sectors, such as hotel, office, apartment, retail and industrial sectors. No sector will represent more than 25% of the value of the Portfolio. The risk is also managed by investing in companies that provide geographic diversification.

RISK CONSIDERATIONS

INVESTMENT SUITABILITY

       Real Estate may be appropriate for investors who:

            o  are seeking long-term capital growth

            o  prefer some current income

            o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and

            o are able to tolerate fluctuations in the principal value of their investment.

       Investment in the Portfolio involves investment risks, including possible loss of principal. The value of the Portfolio may significantly increase or decrease over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. The Portfolio's investments in instruments such as options and futures may be sensitive to interest rate changes or values due to their structure or contract terms. The value of each security at the time of acquisition is not expected to exceed 4% of the value of the Portfolio.

       The Portfolio is subject to risks, such as market forces, that may impact the values of its underlying real estate assets, and management's skill in managing those assets. The trading volume of small company real estate securities may make it more difficult to sell. JMIC seeks to reduce this risk by limiting the Portfolio's holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last 7 business days. A more in depth discussion of the types of risks an equity fund could be subject to is on pages 13-14.

PERFORMANCE BAR CHART

       The bar chart below shows the Portfolio's annual returns since inception. This bar chart assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future.


                        REAL ESTATE SECURITIES PORTFOLIO
                     TOTAL ANNUAL RETURN AS OF DECEMBER 31


1997      29.2%
1998     -17.4%


BEST QUARTER:       Q3 1997     12.16%
WORST QUARTER:      Q3 1998    -13.52%


PAST PERFORMANCE

       The table below show the Portfolio's past performance to that of the NAREIT Equity Index*, a widely recognized unmanaged index of publicly traded real estate securities. Similar to the bar chart above, this table assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future.



--------------------------------------------------------------------------------
                                                                        SINCE
                                                                      INCEPTION
    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98         1 YEAR        (12/31/96)
--------------------------------------------------------------------------------

    BRAZOS REAL ESTATE SECURITIES PORTFOLIO
    (after expenses)                                   -17.4%           3.3%
--------------------------------------------------------------------------------

    NAREIT EQUITY INDEX (before expenses)              -17.5%          -0.8%
--------------------------------------------------------------------------------



* Effective 12/31/98, JMIC no longer uses the Wilshire REIT Index as an additional benchmark index for the Real Estate Securities Portfolio. JMIC believes that given the recent improvements in the calculation methodology of the NAREIT Equity Index, the NAREIT Equity Index will now be recognized as the most appropriate benchmark for the Real Estate Securities Portfolio.

INVESTOR EXPENSES

       The expenses you should expect to pay as an investor in the fund are shown below.

--------------------------------------------------------------------------------
    SHAREHOLDER FEES                                     REAL ESTATE SECURITIES
    (FEE PAID DIRECTLY FROM YOUR INVESTMENT)                    PORTFOLIO
--------------------------------------------------------------------------------

    Redemption Fee1                                               1.00%
--------------------------------------------------------------------------------

1 Shares of the Portfolio that are held 90 days or more may be redeemed without cost. This fee is intended to encourage long-term investment in the Portfolio, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management.



--------------------------------------------------------------------------------
    ANNUAL FUND OPERATING EXPENSES2                      REAL ESTATE SECURITIES
    (EXPENSES THAT ARE DEDUCTED                                 PORTFOLIO
    FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
    Management fees                                               .90%

    Other expenses                                                .41%
                                                              ------------

    Total operating expenses3                                    1.31%
--------------------------------------------------------------------------------


2 JMIC currently waives the advisory fee to the extent total operating expenses exceed 1.25%. This waiver is expected to continue until further notice. After fee waivers, the expenses you should expect to pay as an investor in the fund are shown below.



--------------------------------------------------------------------------------
    ANNUAL FUND OPERATING EXPENSES                       REAL ESTATE SECURITIES
    (EXPENSES THAT ARE DEDUCTED                                PORTFOLIO
    FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------

    Management fees                                               .84%

    Other expenses                                                .41%
                                                              ------------

    Total operating expenses3                                     1.25%
--------------------------------------------------------------------------------

3 The Portfolio has no other sales, exchange, or account fees with the exception of a $12.00 fee for each redemption made by wire. Additionally, some institutions may charge a fee if you buy through them.


       The example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (without fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolio's actual return and expenses will be different.


--------------------------------------------------------------------------------
                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------

      Real Estate
      Securities Portfolio          $133        $415       $718        $1,579
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             BRAZOS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENT OBJECTIVE

       The investment objective of Brazos Growth Portfolio ("Growth") is to provide maximum capital growth.

INVESTMENT POLICIES AND STRATEGIES

       The Portfolio seeks to achieve its objective by investing primarily in equity securities. Growth generally seeks securities of companies with growth rates above 20%, above average return on equity, and low debt levels.

       The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Convertible securities include convertible preferred stock, convertible bonds, and American Depository Receipts (ADRs). Investments in securities of foreign companies are expected to be less than 5% of the portfolio and would typically be made using ADRs. Most ADRs are traded on a U.S. stock exchange. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of the portfolio under normal circumstances.

       Securities are selected based on the company's potential for strong growth in revenue, earnings and cash flow, strong management, and leading products or services. The possible investments are further filtered through the use of fundamental security analysis and valuation methods.

       JMIC may sell securities when the value of a security or a group of securities within a certain sector violates diversification objectives. Annual portfolio turnover may exceed 100% due to this policy. A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders.

       To reduce any fluctuation in the value of the Portfolio's investments, JMIC invests across 10-12 sectors with no sector representing more than 25% of the value of the Portfolio.

RISK CONSIDERATIONS

INVESTMENT SUITABILITY

       The Growth Portfolio may be appropriate for investors who:

            o  are seeking long-term capital growth

            o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and

            o are able to tolerate fluctuations in principal value of their investment.

       Investment in the Portfolio involves investment risks, including possible loss of principal. The value of the Growth Portfolio may advance or decline significantly over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. The Portfolio's investments in instruments such as options and futures may be sensitive to interest rate changes or values due to their structure or contract terms. The value of each security is expected to be less than 4% of the value of the Portfolio over the holding period of each security. A more in depth discussion of the types of risks an equity fund could be subject to is on pages 13-14.

INVESTOR EXPENSES

       The expenses you should expect to pay as an investor in the fund are shown below, and are based on estimated amounts for the current fiscal year.


--------------------------------------------------------------------------------
    ANNUAL FUND OPERATING EXPENSES1                                GROWTH
    (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)            PORTFOLIO
--------------------------------------------------------------------------------

    Management fees                                                  .90%

    Other expenses                                                   .45%
                                                                 ------------

    Total operating expenses2                                        1.35%
--------------------------------------------------------------------------------

1 JMIC currently waives the advisory fee to the extent total operating expenses exceed 1.35%. This waiver is expected to continue until further notice. After fee waivers, the expenses you should expect to pay as an investor in the fund are shown below.


--------------------------------------------------------------------------------
    ANNUAL FUND OPERATING EXPENSES                                 GROWTH
    (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)            PORTFOLIO
--------------------------------------------------------------------------------

    Management fees                                                  .90%

    Other expenses                                                   .45%
                                                                 ------------

    Total operating expenses2                                        1.35%
--------------------------------------------------------------------------------


2 The Growth Portfolio has no sales, redemption, exchange, or account fees with the exception of a $12.00 fee for each redemption made by wire. Additionally, some institutions may charge a fee if you buy through them.

       The example below shows what a shareholder could pay in expenses over time and is intended to help the investor compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (without fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolio's actual return and expenses will be different.

--------------------------------------------------------------------------------
                        1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------

      Growth             $137           $428          $739           $1,624
--------------------------------------------------------------------------------

       A mutual fund's comparison of its performance to an objective index may be viewed by an investor as a relative measure of performance. A performance bar chart would give some indication of the risks of an investment in the Growth Portfolio by comparing the Portfolio's performance with a broad measure of market performance. There is no past performance table, performance bar chart or financial highlights for the Growth Portfolio as it is less than one year old.

RISK ELEMENTS

       In seeking to achieve its investment objective, each Portfolio will rely on different strategies to seek rewards and returns. The objective of the Micro Cap Growth Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in microcapitalization companies. The objective of the Small Cap Growth Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small capitalization companies. The objective of the Real Estate Securities Portfolio is to provide a balance of income and appreciation (with reasonable risk to principal) by investing primarily in equity securities of companies which are principally engaged in the real estate industry. The objective of the Growth Portfolio is to provide maximum capital growth by investing primarily in equity securities.

       This table identifies the main elements that make up the Portfolios' overall risk and reward characteristics described under the Risk Considerations section for each Portfolio presented in this prospectus. It also outlines the Portfolios' policies toward various securities, including those that are designed to help each Portfolio manage risk. The following policies are not fundamental and the Trustees may change such policies without shareholder approval.

--------------------------------------------------------------------------------------------------------------------------------
    STRATEGIES TO SEEK REWARD                          POTENTIAL REWARDS                           POTENTIAL RISKS
--------------------------------------------------------------------------------------------------------------------------------

MARKET CONDITIONS
    u  Under normal circumstances                   u  Stocks and bonds have                    u  A portfolio's share price and
       each portfolio plans to                         generally outperformed more                 performance will fluctuate
       remain fully invested.                          stable investments (such as                 in response to stock and
                                                       short-term bonds and cash                   bond market movements.
    u  A portfolio seeks to limit risk                 equivalents) over the long term.
       through diversification in
       a large number of stocks.
--------------------------------------------------------------------------------------------------------------------------------

    MANAGEMENT CHOICES
    u  JMIC focuses on bottom-up                    u  A portfolio could                        u  A portfolio could
       research, fundamental                           outperform its                              underperform its benchmark
       security analysis and                           benchmark due to its asset                  due to these same choices.
       valuation methods to                            allocation and securities
       enhance returns.                                choices.
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
    STRATEGIES TO SEEK REWARD                          POTENTIAL REWARDS                           POTENTIAL RISKS
------------------------------------------------------------------------------------------------------------------------------------

    SHORT-TERM TRADING
    u  Each portfolio anticipates a                 u  A portfolio could realize                u  Increased trading would
       portfolio turnover rate of                      gains in a short period                     raise the portfolios'
       approximately 150%.                             of time.                                    brokerage and related costs.

    u  Each portfolio generally                     u  A portfolio could protect                u  Increased short-term
       avoids short-term trading,                      against losses if a stock                   capital gains distributions
       except to take advantage of                     is overvalued and its value                 would raise shareholders'
       attractive or unexpected                        later falls.                                income tax liability.
       opportunities or to meet
       demands generated by
       shareholder activity.
------------------------------------------------------------------------------------------------------------------------------------
    REAL ESTATE INVESTMENT TRUSTS (REITS)
    u  JMIC invests in companies                    u  Favorable market conditions              u  The value of a REIT is
       that provide geographic                         could generate gains                        affected  by changes in the
       diversification to limit risk.                  or reduce losses.                           value of the properties
                                                                                                   owned by the REIT OR
                                                    u  These investments may offer                 securing mortgage loans
                                                       more attractive yields or                   held by the REIT.
                                                       potential growth than other
                                                       securities.                              u  A portfolio could lose money
                                                                                                   because of declines in the
                                                                                                   value of real estate, risks
                                                                                                   related to general and local
                                                                                                   economic conditions,
                                                                                                   overbuilding and increased
                                                                                                   competition.
------------------------------------------------------------------------------------------------------------------------------------

    SMALL CAP AND MICRO CAP STOCKS

    u  JMIC focuses on companies                    u  Securities of companies with             u  The Small Cap Growth and
       with potential for strong                       small and micro capitalizations             Micro Cap Growth Portfolios
       growth in revenue, earnings                     may have greater potential                  could lose money because
       and cash flow; strong                           than large cap companies                    of the potentially higher risks
       management; leading                             to deliver above-average                    of small companies and price
       products or services; and                       growth rates that may not                   volatility than investments
       potential for improvement.                      have yet been recognized                    in general equity markets.
                                                       by investors.
    u  35% of the Small Cap Growth                                                              u  The Micro Cap Growth
       and the Micro Cap Growth                                                                    Portfolio may be unable to
       Portfolios may be invested                                                                  sell some of its securities and
       in securities of larger                                                                     may be forced to hold them
       capitalization companies.                                                                   if the securities are thinly
                                                                                                   traded.
------------------------------------------------------------------------------------------------------------------------------------

       The following table indicates the maximum percentage, including temporary investments, each Portfolio may make:

------------------------------------------------------------------------------------------------------------------------------------
                                                       MICRO CAP              SMALL CAP            REAL ESTATE
                                                        GROWTH                 GROWTH              SECURITIES              GROWTH
------------------------------------------------------------------------------------------------------------------------------------
ADR's, EDR's and GDR's .......................            5%                     5%                    5%                    5%
Asset-backed securities ......................            --                     --                    --                    --
Bank obligations .............................            10%                    10%                   10%                   10%
Foreign currency transactions ................            --                     --                    --                    --
Foreign securities ...........................            5%                     5%                    5%                    5%
Futures contracts ............................       5%(a) 20%(b)           5%(a) 20%(b)          5%(a) 20%(b)          5%(a) 20%(b)
Illiquid securities ..........................            15%                    15%                   15%                   15%
Investment companies .........................            10%                    10%                   10%                   10%
Lending of securities ........................          33 1/3%                33 1/3%               33 1/3%               33 1/3%
Mortgage-backed securities ...................            --                     --                    --                    --
Options transactions .........................       5%(a) 20%(b)           5%(a) 20%(b)          5%(a) 20%(b)          5%(a) 20%(b)
Repurchase agreements ........................            35%                    35%                   35%                   35%
Reverse repurchase agreements ................          33 1/3%                33 1/3%               33 1/3%               33 1/3%
Warrants .....................................            5%                     5%                    5%                    5%
When-issued securities .......................          33 1/3%                33 1/3%               33 1/3%               33 1/3%

              TEMPORARY INVESTMENTS
Cash .........................................           100%                   100%                  100%                  100%
Repurchase agreements ........................           100%                   100%                  100%                  100%
Short-term obligations .......................           100%                   100%                  100%                  100%
U.S. Government obligations ..................           100%                   100%                  100%                  100%

INVESTMENT RESTRICTIONS
Securities of any one issuer .................            5%                     5%                    5%                    5%
Outstanding voting securities
  of any one issuer ..........................            10%                    10%                   10%                   10%
Securities of issuers in
  any one industry ...........................            25%                    25%                 25%(c)                  25%
------------------------------------------------------------------------------------------------------------------------------------

Percentages are of total assets (except for Illiquid Securities which are shown as a percentage of net assets).

(a) Portfolio may not purchase futures contracts or options where premiums and margin deposits exceed 5% of total assets.

(b) Portfolio may not enter into futures contracts or options where its obligations would exceed 20% of total assets.

(c) Portfolio may purchase more than 25% of its assets in real estate securities.

INFORMATION ABOUT THE ADVISER

       Brazos Mutual Funds (the "Company") was created in December 1996 in response to demand to provide a means of investing with John McStay Investment Counsel, a limited partnership, 5949 Sherry Lane, Suite 1600, Dallas, Texas, 75225, at a lower minimum account size. John McStay Investment Counsel began managing large accounts for pension plans, endowments, foundations and municipalities in 1983. The senior management has worked together for approximately 20 years.

       On June 30, 1999, John McStay Investment Counsel reorganized as a Delaware limited liability company ("JMIC" or the "Adviser") and completed the sale of an 80% managing membership interest in JMIC to American International Group, Inc. ("AIG") resulting in JMIC becoming a majority owned indirect subsidiary of AIG and minority owned by the employees of

JMIC. In connection therewith, on June 25, 1999, shareholders of each Portfolio of the Company approved new investment advisory and management agreements with JMIC and also approved changing the fundamental investment restrictions relating to the ability to engage in borrowing and lending transactions with respect to each Portfolio. The new agreements are identical to the prior agreements in all respects except for their effective dates, termination dates and language describing the existing authorization of the Company's Board of Trustees permitting affiliate transactions. Although the investment advisory fee waivers will no longer be in place, the fees will not exceed the expense caps currently in place for each Portfolio due to a voluntary expense reimbursement by JMIC or its affiliates. In connection with the reorganization of JMIC, the Board of Trustees of the Company also approved the following new service providers for the Company, effective June 25, 1999: Custodian, State Street Bank and Trust Company; and Administrator, SunAmerica Asset Management Corp. (an AIG affiliate).

       JMIC's mission is to capture excess returns while managing risk. JMIC seeks to accomplish this objective by:

      o  investing in smaller companies

      o  investing in rapidly growing companies

      o investing in companies with highly predictable revenue and profit streams

      o investing in companies positioned to accelerate profit growth above general expectations

      o  constructing diversified portfolios to moderate risk

       JMIC has employed a bottom-up process in researching companies. JMIC visits virtually every company prior to investing. Bottom-up research often includes interviews with senior management, as well as the companies' competitors and suppliers. The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods.

       JMIC manages each portfolio using a team approach. By using a team approach, the Company avoids the risk of changes in portfolio management style that may be encountered when a lead manager approach is utilized. The team approach creates portfolio management stability, which provides confidence that the process is repeatable, and has been used for the last twenty-five years. JMIC has had minimal (one) professional turnover during the last fifteen years of management.

       For the fiscal year ended November 30, 1998, JMIC received a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of each Portfolio's average daily net assets): 0.90% for the Small Cap Growth Portfolio, and 0.84% for the Real Estate Securities Portfolio. The Micro Cap Growth and Growth Portfolios pay the Adviser a fee, calculated daily and payable monthly, of 1.20% and 0.90%, respectively, of each Portfolio's average daily net assets.


ADVISER'S HISTORICAL PERFORMANCE

       Set forth below are performance data provided by the Adviser pertaining to the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Small Cap Growth Portfolio and the Real Estate

Securities Portfolio. The investment returns of the Small Cap Growth and Real Estate Securities Portfolios may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Small Cap Growth and Real Estate Securities Portfolios. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The Adviser's separately managed account performance results set forth below under "Institutional Equity Results" are not intended to predict or suggest the return of the Real Estate Securities Portfolio or the Small Cap Growth Portfolio, but rather to provide the shareholder with information about the historical investment performance of the Portfolios' Adviser. The Indexes used in the comparisons below are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth below.


------------------------------------------------------------------------------------------------------------------------------------
                                        ADVISER'S                                                      ADVISER'S
                                       INSTITUTIONAL                                                INSTITUTIONAL          NAREIT
                                         SMALL CAP            RUSSELL            S&P MIDCAP         REAL ESTATE            EQUITY
                                     EQUITY ACCOUNTS         2000 INDEX           400 INDEX        EQUITY ACCOUNTS           INDEX
                                          (AFTER              (BEFORE             (BEFORE               (AFTER             (BEFORE
                                        EXPENSES)1            EXPENSES)           EXPENSES)           EXPENSES)1           EXPENSES)
------------------------------------------------------------------------------------------------------------------------------------
    CALENDAR YEARS:
    1987                                   25.6%                -8.8%               -2.0%                 --                  --
    1988                                   24.5%                24.9%               20.9%                 --                  --
    1989                                   31.9%                16.2%               35.6%                 --                  --
    1990                                   -4.0%               -19.5%               -5.1%                 --                  --
    1991                                   68.9%                46.1%               50.1%                 --                  --
    1992                                    8.7%                18.4%               11.9%                 --                  --
    1993                                   15.3%                18.9%               14.0%                 --                  --
    1994                                   -0.1%                -1.8%               -3.6%                14.6%                3.2%
    1995                                   30.1%                28.4%               30.9%                20.5%               15.3%
    1996                                   32.9%                16.5%               19.2%                42.1%               35.3%
    1997                                   23.4%                22.4%               32.3%                26.5%               20.3%
    1998                                   10.4%                -2.5%               19.1%               -15.6%              -17.5%

    AVERAGE ANNUAL
    TOTAL RETURNS
    AS OF 12/31/98:
    Cumulative                            886.3%               284.2%              591.1%               109.5%               59.8%
    Annualized                             21.0%                11.9%               17.5%                15.9%                9.8%
    3 Year                                 21.9%                11.6%               23.4%                14.9%               10.3%
    5 Year                                 18.7%                11.9%               18.9%                15.9%                9.8%
    10 Year                                20.2%                12.9%               19.3%                 --                  --
    Five-Year Mean                           --                   --                  --                 17.6%               11.3%
    Twelve-Year Mean                       22.3%                13.3%               18.6%                 --                    --
    Value of $1 invested
    from inception to                      $9.86                $3.84               $6.91                $2.10               $1.59
    12/31/98
------------------------------------------------------------------------------------------------------------------------------------

1 The Adviser's Institutional Equity Accounts represents the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not identical) objectives, policies and strategies as those of Brazos Small Cap Growth Portfolio, and those of the Brazos Real Estate Securities Portfolio, respectively. The separately managed accounts are subject to different expenses and governmental regulations than the Portfolios.

2 The annualized return of the Adviser's Institutional Equity Accounts is calculated from monthly data, allowing for compounding. The formula used is in accordance with the methods set forth by the Association for Investment Management Research ("AIMR"), The Bank Administration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.

3 The cumulative return means that $1 invested in the Small Cap Equity composite account on January 1, 1987 had grown to $9.86 by December 31, 1998 and that $1 invested in the Real Estate Equity composite account on January 1, 1994 had grown to $2.10 by December 31, 1998.

4 The twelve-year arithmetic mean is the arithmetic average of the Small Cap Equity composite accounts' annual returns listed, and the five-year mean is the arithmetic average of the Real Estate Equity composite accounts' annual returns for the years listed.

5 The S&P MidCap 400, Russell 2000 and the NAREIT Equity Index are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above. The S&P MidCap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range of the U.S. stock market. The Russell 2000 is composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies. The NAREIT Equity Index is a compilation of market-weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the New York and American Stock Exchanges and the NASDAQ. The comparative indices are not adjusted to reflect expenses or other fees reflected in the performance of a mutual fund as required by the SEC.

6 The Adviser's average annual management fee over the twelve-year period (1987-1998) for the Small Cap Equity composite accounts was 1% or 100 basis points. On January 1, 1987, the Adviser began managing the separate accounts using objectives, policies and strategies substantially similar to those of the BRAZOS Small Cap Growth Portfolio. During the period, fees on the Adviser's individual accounts ranged from 1% to 11/2% (100 basis points to 150 basis points). The Adviser's average annual management fee over the five-year period (1994-1998) for the Real Estate Equity composite accounts was .85% or 85 basis points. During the period, fees on the Adviser's individual accounts ranged from .80% to 1% (80 basis points to 100 basis points). Net returns to investors vary depending on the management fee.

7 Small Cap Equity composite accounts ("Composite") performance data is AIMR compliant from 1/1/93 forward. Prior to that time, the only difference in the calculation is that all portfolios were equally weighted without regard to dollar value in determining Composite performance. The Composite includes every account managed in JMIC's small capitalization style, consistent with AIMR guidelines. This equal weighting method follows the standards promulgated by the Investment Management Consultants' Association which predates standards established by AIMR. In 1990, the Composite results reflected portfolios ranging in number from 3 to 8 and in size from $3 million to $30 million, with a median size of $13 million. In 1991, the Composite reflected portfolios ranging in number from 8 to 18 and in size from $1 million to $46 million, with a median size of $15 million. In 1992, the Composite reflected portfolios ranging in number from 20 to 27 and in size from $4 million to $50 million, with a median size of $17 million. And, from 1987 through 1989, the Composite consisted of only one portfolio which for many years served as the model for all accounts managed in this style.

INFORMATION FOR FIRST TIME
MUTUAL FUND INVESTORS

       The Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency does not federally insure Mutual Fund shares.

       Investments in Mutual Fund shares involve risks, including possible loss of principal.

VALUATION OF FUND SHARES

       The net asset value of each Portfolio is determined by dividing the sum of the total market value of a Portfolio's investments and other assets, less any liabilities, by the total number of shares outstanding. Net asset value per share for each Portfolio is determined as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business.

       Each Portfolio uses the last quoted trading price as the market value for equity securities. For listed securities, each Portfolio uses the price quoted by the exchange on which the security is primarily traded. Unlisted securities and listed securities which have not been traded on the valuation date or for which market quotations are not readily available are valued at the average between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. Dollar equivalents based upon the latest available bid price of such currencies against U.S. Dollars quoted by any major bank or by any broker.

       Bonds and other fixed income securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees (the "Trustees") determines that amortized cost reflects fair value.

       The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

       Each Portfolio will distribute annually to shareholders substantially all of its net investment income and any net realized long-term capital gains. A Portfolio's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Company is notified in writing that the shareholder elects to receive distributions in cash.

       If a shareholder  has elected to receive  dividends  and/or  capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

FEDERAL TAXES

       Each Portfolio intends to make distributions that may be taxed either as ordinary income or as a capital gain. Because the Micro Cap, Growth and the Small Cap Portfolios seek capital appreciation as opposed to current income, the Company anticipates that most of these distributions will be taxed as capital gains. Distributions from the Real Estate Portfolio are likely to represent both capital appreciation and income, and thus are likely to constitute both capital gain and ordinary income. All distributions, whether in the form of cash payment to the shareholder or as reinvested in additional shares of a Portfolio, may be subject to Federal income tax. A redemption of shares in a Portfolio would be considered to be a taxable event under Federal Law. Any exchange of shares in a Portfolio for shares of another Portfolio would be treated as a sale of the Portfolio's shares and any gain on the transaction may be subject to Federal taxation.

STATE AND LOCAL TAXES

       Shareholders   may  also  be  subject   to  state  and  local   taxes  on
distributions and redemptions. Shareholders should consult with their tax advisers regarding the tax status of distributions in their state and locality.

PURCHASE OF SHARES

       Shares of the Portfolios may be purchased without sales commission, at the net asset value per share next determined after an order, including payment in the manner described herein, is received by the Fund (see "Valuation of Shares"). The Fund reserves the right to reject your purchase order and to suspend the offering of shares of the Fund. All purchases must be in U.S. dollars. Cash will not be accepted. There is a $25.00 fee for all checks returned due to insufficient funds.

       Effective September 15, 1999, initial investments in the shares of the Portfolios offered in this Prospectus must be at least $1,000,000, and subsequent minimum investments must be at least $1,000, except for the Brazos Micro Cap Growth Portfolio, which has an initial investment of $50,000. Shares may be purchased and subsequent investments may be made without being subject to the minimum or subsequent investment limitations at the discretion of the officers of the Trust.

       Shares may be purchased and subsequent investments may be made by principals, officers, associates and employees of the Company and its affiliates, their families and their business or personal associates, either directly or through their individual retirement accounts, and by any JMIC pension or profit-sharing plan, without being subject to the minimum or subsequent investment limitations.

------------------------------------------------------------------------------------------------------------------------------------
    PURCHASING SHARES:                          OPENING AN ACCOUNT:                               ADDING TO AN ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

    By check                                    u  Make out a check for the                    u   Make out a check for the
                                                   investment amount, payable                      investment amount payable
                                                   to "Brazos Mutual Funds."                       to "Brazos Mutual Funds."


                                                u  Mail the check and your                      u  Fill out the detachable
                                                   completed Account Registration                  investment slip from an
                                                   Form to the address indicated                   account statement. If no slip
                                                   in "--Mailing Addresses" below.                 is available, include a note
                                                                                                   specifying the Portfolio name,
                                                                                                   your account number, and the
                                                                                                   name(s) in which the account
                                                                                                   is registered.

------------------------------------------------------------------------------------------------------------------------------------
    By exchange                                 u   Call 1-800-426-9157                           u   Call 1-800-426-9157
                                                    to request an exchange.                           to request an exchange.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
    By  wire                                    u   Mail your completed                         u   Instruct  your  bank to wire
                                                    Account   Registration Form                     the  amount of your
                                                    to the address indicated in                     investment to:
                                                    "--Mailing Addresses" below.                     State Street Bank and Trust
                                                                                                       Company
                                                                                                     Boston, MA
                                                u   Obtain your account number                       ABA #0110-00028
                                                    by calling 1-800-426-9157.                       DDA#99029712
                                                                                                     Attn: Name of Portfolio
                                                u   Instruct your bank to wire the                   FBO:  Shareholder Name/
                                                    amount of your investment to:                          Account Number
                                                     State Street Bank and Trust
                                                       Company                                  u   Specify the Portfolio name,
                                                     Boston, MA                                     the new account number,
                                                     ABA #0110-00028                                and the names in which the
                                                     DDA#99029712                                   account is registered.  Your
                                                     Attn: Name of Portfolio                         bank may charge a fee
                                                     FBO:  Shareholder Name/                         to wire funds.
                                                           Account Number

                                                u   Specify the Portfolio  name,
                                                    the new account number,  and
                                                    the   names  in  which   the
                                                    account is registered.  Your
                                                    bank  may  charge  a fee  to
                                                    wire funds.


------------------------------------------------------------------------------------------------------------------------------------
    By telephone                                u   See "By wire" and                           u   Verify that your bank or
                                                    "By exchange"                                   credit union is a member of
                                                                                                    the Automated Clearing
                                                                                                    House (ACH) system.


                                                                                                u   Complete the applicable section
                                                                                                    on the Account Registration
                                                                                                    Form.


                                                                                                u   Call 1-800-426-9157 to verify
                                                                                                    that these features are in place
                                                                                                    on your account.


                                                                                                u   Tell the Fund representative
                                                                                                    the Portfolio name, your
                                                                                                    account number, the name(s)
                                                                                                    in which the account is
                                                                                                    registered and the amount of
                                                                                                    your investment.
------------------------------------------------------------------------------------------------------------------------------------

    MAILING ADDRESSES
    u  For initial investments and overnight                         u  For subsequent investments:
       or express mail:                                                 NON-RETIREMENT ACCOUNTS:
        Brazos Mutual Funds                                              Brazos Mutual Funds
        Mutual Fund Operations, 3rd Floor                                c/o NFDS
        The SunAmerica Center                                            P.O. Box 219373
        733 Third Avenue                                                 Kansas City, MO 64121-9373
        New York, NY 10017-3204
                                                                        RETIREMENT ACCOUNTS:
                                                                         Brazos Mutual Funds
                                                                         Mutual Fund Operations, 3rd Floor
                                                                         The SunAmerica Center
                                                                         733 Third Avenue
                                                                         New York, NY 10017-3204

       OTHER COMPANIES THROUGH WHICH YOU CAN PURCHASE BRAZOS MUTUAL FUNDS

------------------------------------------------------------------------------------------------------------------------------------
    FIDELITY INVESTMENTS INC.                         CHARLES SCHWAB AND CO.                          JACK WHITE AND CO.
------------------------------------------------------------------------------------------------------------------------------------
    National Financial Services                       101 Montgomery Street                           National Financial Services
    One World Financial Center                        San Francisco, CA  94104                        One World Financial Center
    200 Liberty Street                                1-800-435-8000                                  200 Liberty Street
    New York, NY  10281                                                                               New York, NY  10281
    1-800-544-6666                                                                                    1-800-233-3411

AUTOMATIC INVESTMENT PLAN

       Shareholders may also purchase additional Portfolio shares through an Automatic Investment Plan. Under the Plan, SunAmerica Fund Services, Inc., at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 4 p.m., Eastern time, on the date of the month designated by the shareholder. For an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus, or call 1-800-426-9157. This service may not be provided for Service Agent clients who are provided similar services by those organizations.

OTHER PURCHASE INFORMATION

       Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the price calculated after the NYSE closes that day. Orders received after 4 p.m. ET will receive the price calculated on the next business day.

DISTRIBUTOR

       Effective October 14, 1999, SunAmerica Capital Services Inc. ("SACS"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, will serve as distributor for shares of the Portfolios. SACS will receive no compensation for distribution of shares of the Portfolios, except for reimbursement by the Adviser of out-of-pocket expenses.

EXCHANGE PRIVILEGE

       Shares of each Portfolio may be exchanged for shares of any other Portfolio included in the Brazos Mutual Funds. Exchange requests should be made by writing to the Fund c/o SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204 or calling 1-800-426-9157.

       Any exchange will be based on the net asset value of the shares involved. There is no charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read the Portfolio's Prospectus (contact SunAmerica Fund Services, Inc. at 1-800-426-9157 for additional copies of the Prospectus). Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence. Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges with other Portfolios received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Requests received after that time will be processed on the next business day. The Board of Trustees may limit frequency and amount of exchanges permitted. For additional information regarding telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE" below. An exchange into another Portfolio of the Fund is a sale of shares and may result in capital gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

REDEMPTION OF SHARES

       Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by your Portfolio(s).

       Shares of the Brazos Micro Cap Growth, Small Cap Growth, and Growth Portfolios may be redeemed by mail or telephone, at any time, without cost, at their net asset value as next determined after receipt of the redemption request. Shareholders are charged a $12.00 fee for redemptions by wire. Otherwise, there is no charge for redemptions.

       Shares of the Brazos Real Estate Securities Portfolio may be redeemed by mail or telephone, at any time, at the net asset value as next determined after receipt of the redemption request. Shares held 90 days or more may be redeemed without cost except for a $12.00 fee charged to shareholders for wire redemptions. Shares held less than 90 days will be subject to a 1% redemption fee which is retained by the Fund for the benefit of the remaining shareholders and is intended to encourage long-term investment in the Brazos Real Estate Securities Portfolio, to avoid transaction and other expenses incurred by early redemption and to facilitate portfolio management.


------------------------------------------------------------------------------------------------------------------------------------
    REDEEMING SHARES:                           DESIGNED FOR:                                TO SELL SOME OR ALL OF YOUR SHARES:
------------------------------------------------------------------------------------------------------------------------------------

    By letter                                   u   Accounts of any type.                    u  Write a letter of instruction
                                                                                                indicating the Portfolio
                                                u   Sales of any type.                          name, your account number,
                                                                                                the names in which the
                                                                                                account is registered, and
                                                                                                the dollar value or number
                                                                                                of shares you wish to sell.

                                                                                             u  Include all signatures and
                                                                                                any additional documents that
                                                                                                may be required (see next
                                                                                                page).

                                                                                             u  Mail the materials to: Brazos
                                                                                                Mutual Funds Mutual Fund
                                                                                                Operations, 3rd Floor The
                                                                                                SunAmerica Center 733 Third
                                                                                                Avenue New York, New York
                                                                                                10017-3204

                                                                                             u  A check will be mailed to the
                                                                                                name(s) and address in which
                                                                                                the account is registered, or
                                                                                                otherwise according to your
                                                                                                letter of instruction.

------------------------------------------------------------------------------------------------------------------------------------
    By telephone                                u   Most accounts.                           u  For automated service
                                                                                                24 hours a day using your
                                                u   Sales of up to $100,000.                    touch-tone phone, dial
                                                                                                1-800-654-4760.

                                                                                             u  To place an order or to speak
                                                                                                to a representative from Brazos
                                                                                                Mutual Funds, call
                                                                                                1-800-426-9157 between 8:30
                                                                                                a.m. and 7:00 p.m. (Eastern
                                                                                                time) on most business days.

------------------------------------------------------------------------------------------------------------------------------------
    By wire                                     u   Requests by letter to sell               u  Fill out the "Telephone
                                                    any amount (accounts                        Redemption" section of your
                                                    of any type).                               new account application.
                                                u   Requests by phone to sell                u  To verify redemption privilege
                                                    up to $100,000 (accounts                    is in place on an account,
                                                    with telephone redemption                   or to request the forms to add
                                                    privileges).                                it to an existing account,
                                                                                                call 1-800-426-9157.
                                                                                             u  Amounts of $1,000 or more
                                                                                                will be wired on the next
                                                                                                business day.  A $12 fee will
                                                                                                be deducted from your account.
------------------------------------------------------------------------------------------------------------------------------------
    By exchange                                 u   Accounts of any type.                    u  Review the current
                                                                                                prospectus for the portfolio
                                                u   Sales of any amount.                        into which you are
                                                                                                exchanging.
                                                                                             u  Call 1-800-426-9157 to
                                                                                                request an exchange.
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE GUARANTEES

      Signature guarantees are required for the following redemptions:

      o redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

      o redemptions where the proceeds are to be sent to someplace other than the registered address;

      o  share transfer requests; or

      o  redemption requests that exceed $100,000.

      The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

OTHER REDEMPTION INFORMATION

       Normally, each Portfolio will make a payment for all shares redeemed under proper procedures within one business day of and no more than seven business days after receipt of the request. The Company may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances and at times when the NYSE is closed.

       If the Trustees determine that it would be detrimental to the best interests of remaining shareholders of the Portfolios to make payment wholly or partly in cash, the Portfolios may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

RETIREMENT PLANS

       Shares of the Portfolios are available for use in certain types of tax-deferred retirement plans such as:

      o  IRAs (including educational and Roth IRAs),

      o employer-sponsored defined contribution plans (including 401(k) plans), and

      o tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.

       Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. Application forms and brochures describing investments in the Portfolios for retirement plans can be obtained by calling the Brazos Mutual Funds at 1-800-426-9157.

YEAR 2000 DISCLOSURE

       The "Year 2000" issue stems from the inability of computers and software programs to correctly process dates in the next century. This could result in major system or process failures or the generation of erroneous data, which would lead to disruptions in the Portfolios' business operations.

       The Portfolios have no application systems of their own and are entirely dependent on their service providers' systems and software programs. The Adviser has sought assurances from the Portfolios' service providers (including their administrator, transfer agent and custodian) that they are taking all necessary steps to ensure that their systems and software programs will accurately reflect the Year 2000. The capability of the service providers' systems to recognize the Year 2000 could have a negative impact on the Adviser's provision of investment advisory services, including the handling of securities trades, pricing and account services. At this time, however, no assurance can be given that the Portfolios' service providers, including the Adviser, have anticipated every step necessary to avoid any adverse effect on the Portfolios attributable to the Year 2000 issue or that the Year 2000 issue will not have an adverse effect on companies whose securities are held by the Portfolios or on global markets or economies generally.

FINANCIAL HIGHLIGHTS

       The following table shows selected financial information for shares outstanding of each of the Portfolios throughout the periods indicated. The total return in the table represents the rate that an investor would have earned on an investment in the Portfolio specified (assuming reinvestment of all dividends and distributions). The information shown below has been audited by PricewaterhouseCoopers LLP, whose report along with the Portfolios' financial statements, are included in the Annual Report, which is available free of charge. The Micro Cap Growth Portfolio's fiscal year is December 1 through November 30 (however, the Micro Cap Growth Portfolio commenced operations on December 31, 1997, indicated by the financial information shown below).


------------------------------------------------------------------------------------------------------------------------------------
                                             SMALL CAP GROWTH                     REAL ESTATE SECURITIES           MICRO CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------

                                       FOR THE          FOR THE PERIOD           FOR THE           FOR THE PERIOD     FOR THE PERIOD
                                        YEAR             DECEMBER 31,              YEAR             DECEMBER 31,       DECEMBER 31,
                                        ENDED           1996* THROUGH             ENDED            1996* THROUGH      1997* THROUGH
                                    NOVEMBER 30,         NOVEMBER 30,          NOVEMBER 30,         NOVEMBER 30,       NOVEMBER 30,
 PER SHARE DATA                         1998                 1997                  1998                 1997               1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ...........      $13.49             $10.00                 $11.24               $10.00          $10.00
INCOME FROM OPERATIONS:
Net investment income (loss)1 ...       (0.11)             (0.03)                  0.44                 0.35           (0.05)
Net realized and unrealized
  gains (losses)
  on investments ................        0.79               4.69                  (1.90)                2.05            2.08
TOTAL FROM INVESTMENT
  OPERATIONS ....................        0.68               4.66                  (1.46)                2.40            2.03
Distributions from:
  Net investment income .........          --                 --                  (0.43)               (0.23)             --
  Net realized gains ............       (0.10)             (1.17)                 (0.14)               (0.93)             --
Total distributions .............       (0.10)             (1.17)                 (0.57)               (1.16)             --
NET ASSET VALUE,
  END OF PERIOD .................      $14.07             $13.49                  $9.21               $11.24          $12.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ....................        5.06%             47.08%***             (13.64)%              24.39%***       20.30%***
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
  (thousands) ...................    $313,207            $80,898                $84,789              $53,308         $47,774
Ratios (to average net assets):
  Expenses2 .....................        1.21%              1.35%**                1.25%                1.25%**         1.60%**
  Net investment income (loss),
   including effects of waivers .       (0.75)%            (0.68)%**               4.19%                4.61%**        (0.46)%**
Portfolio turnover rate .........         104%               148%                   157%                 185%            121%
------------------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations
**  Annualized
*** Not annualized
1   Net investment  income (loss) per share  represents net investment  income
    (loss) divided by the average shares  outstanding  throughout the period.
2 The Adviser has voluntarily agreed to waive a portion of its advisory fees and assume expenses otherwise payable by the Portfolios (if necessary) in order to keep the annual expense ratios from exceeding 1.35%, 1.25% and 1.60% of the average daily net assets of the Small Cap Growth, Real Estate Securities and Micro Cap Growth Portfolios, respectively. In addition, the prior Administrator, Accounting Agent and Transfer Agent waived a portion of their fees in the Small Cap Growth and the Real Estate Securities Portfolios for the period ended November 30, 1997 and the Micro Cap Growth Portfolio for the period ended November 30, 1998. Without the waiver of expenses, the annualized ratio of expenses to average net assets would have been 1.80% and 1.83% for the Small Cap Growth and Real Estate Securities Portfolios, respectively, for the period ended November 30, 1997. For the year ended November 30, 1998, the ratio of expenses to average net assets would have been 1.31% and 1.90% (annualized) for the Real Estate Securities and Micro Cap Growth Portfolios, respectively. There was no waiver of expenses for the Small Cap Growth Portfolio for the year ended November 30, 1998.

                              FOR MORE INFORMATION
              You may obtain the following and other information on
                        these Portfolios free of charge:


                        ANNUAL AND SEMI-ANNUAL REPORT TO
                SHAREHOLDERS PROVIDES THE PORTFOLIOS' MOST RECENT
                    FINANCIAL REPORTS AND PORTFOLIO LISTINGS.
      THE ANNUAL REPORT CONTAINS A DISCUSSION OF THE MARKET CONDITIONS AND
         INVESTMENT STRATEGIES THAT AFFECTED THE PORTFOLIOS' PERFORMANCE
                          DURING THE LAST FISCAL YEAR.


       STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED FEBRUARY 12, 1999,
                AS SUPPLEMENTED ON JUNE 30, 1999, AUGUST 16, 1999
                              AND OCTOBER 21, 1999
   PROVIDES ADDITIONAL DETAILS ABOUT THE PORTFOLIOS' POLICIES AND MANAGEMENT.

                                   Telephone:
                                 1-800-426-9157

                                      Mail:
                             The Brazos Mutual Funds
                       c/o SunAmerica Fund Services, Inc.
                             Mutual Fund Operations
                              The SunAmerica Center
                                733 Third Avenue
                             New York, NY 10017-3204


                                    Internet:
                            http://www.brazosfund.com

                                      SEC:
          Text only versions of Fund documents can be viewed online or downloaded from: HTTP://WWW.SEC.GOV

You may review and obtain copies of Fund information at the SEC Public Reference
  Room in Washington, D.C. (1-800-SEC-0330). Copies of the information may be obtained for a fee by writing the Public Reference Section, Washington, D.C.
                                  20549-6009.

                Investment Company Act of 1940 File No. 811-7881

                               BRAZOS MUTUAL FUNDS
                                (CLASS Y SHARES)

                        BRAZOS MICRO CAP GROWTH PORTFOLIO
                        BRAZOS SMALL CAP GROWTH PORTFOLIO
                     BRAZOS REAL ESTATE SECURITIES PORTFOLIO
                             BRAZOS GROWTH PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 12, 1999
     AS SUPPLEMENTED ON JUNE 30, 1999, AUGUST 16, 1999 AND OCTOBER 21, 1999.




This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the Brazos Mutual Funds (the "Company") for the Class Y Shares of the BRAZOS Micro Cap Growth, BRAZOS Small Cap Growth, BRAZOS Real Estate Securities and BRAZOS Growth Portfolios dated February 12, 1999, as supplemented on May 13, 1999, July 15, 1999, August 16, 1999 and October 21, 1999. To obtain the Prospectus, please call the Company at 1-800-426-9157.


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ABOUT THE BRAZOS MUTUAL FUNDS..................................................2
INVESTMENT OBJECTIVES AND POLICIES.............................................2
INVESTMENT LIMITATIONS........................................................10
MANAGEMENT OF THE FUND........................................................12
INVESTMENT ADVISER AND OTHER SERVICES.........................................17
PURCHASE OF SHARES............................................................21
REDEMPTION OF SHARES..........................................................22
OTHER SHAREHOLDER SERVICES....................................................24
PORTFOLIO TRANSACTIONS........................................................25
DESCRIPTION OF SHARES AND VOTING RIGHTS.......................................26
DIVIDENDS, CAPITAL GAINS AND TAXES............................................27
PERFORMANCE CALCULATIONS......................................................29
FINANCIAL STATEMENTS..........................................................34

ABOUT THE BRAZOS MUTUAL FUNDS

The Company was organized as a Delaware business trust on October 28, 1996. The Company's principal office is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225; however, all investor correspondence should be directed to the Brazos Mutual Funds, c/o SunAmerica Fund Services, Inc. ("SAFS"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Company is comprised of four different Portfolios. These include the BRAZOS Micro Cap Growth, BRAZOS Small Cap Growth, BRAZOS Real Estate Securities and BRAZOS Growth Portfolios (each a "Portfolio" or collectively the "Portfolios"). Brazos Mutual Funds is a diversified, open-end, management investment company.


INVESTMENT OBJECTIVES AND POLICIES

The following policies supplement the investment policies of the Portfolios as set forth in the Prospectus:

SHORT-TERM INVESTMENTS

Occasionally, a Portfolio may invest a portion of its assets in the following money market instruments, consistent with its investment policies.

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (not longer than seven days) at a stated interest rate. Time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio under most circumstances.

Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

A Portfolio will not invest in any security  issued by a commercial  bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable to other debt securities which may be purchased by the Portfolios;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

          (3) Short-term corporate obligations rated A or better by Moody's or by S&P;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Treasury, supported by the full faith and credit pledge of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies; and

          (6)  Repurchase agreements collateralized by securities listed above.

REPURCHASE AGREEMENTS

Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities. In addition, each Portfolio may invest in repurchase agreements collateralized by certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price if such securities mature in one year or less, or 102% of the repurchase price if such securities mature in more than one year.

The use of repurchase agreements involves certain risks. While the Company's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement" or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. A Portfolio will maintain a separate account of cash, U.S. Government securities, other high grade debt obligations or other liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it does so to acquire securities consistent with its investment objective and policies and not for the purpose of investment leverage.

PORTFOLIO TURNOVER

It is expected that the annual portfolio turnover rate for the Portfolios will not exceed 200%. In addition to Portfolio trading costs, higher rates (100% or more) of portfolio turnover may result in the realization of capital gains, a portion of which may be short-term or mid-term gains. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for information on taxation. The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in the "Financial Highlights" section of the Prospectus present the historical turnover rates for the BRAZOS Real Estate Securities Portfolio, BRAZOS Small Cap Growth Portfolio and BRAZOS Micro Cap Growth Portfolio.

INVESTMENT COMPANIES

Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of an investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment company. A Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to its advisory fee.

RESTRICTED SECURITIES

Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Company's Board of Trustees, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by a Portfolio or less than what would be considered the fair value of such securities.

FOREIGN INVESTMENTS

Each Portfolio may invest in common stocks of companies listed on foreign stock exchanges, and may also invest in stocks traded in the over-the-counter market. Common stocks for this purpose also include securities having common stock characteristics such as rights and warrants to purchase common stocks. Additionally, each Portfolio may also invest in foreign equity securities in the form of American Depository Receipts (ADRs) and other similar global instruments. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities.  Most  ADRs  are  traded  on  a  U.S.  stock  exchange.  Issuers  of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Investing in foreign companies may involve additional risks and considerations which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign currencies, the Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Some countries may withhold portions of dividends and interest at the source. Under the Internal Revenue Code, foreign exchange gains and losses are treated as ordinary gain or loss.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable information may not be readily available about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

SECURITIES LENDING

Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the Portfolio's accounts. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include a Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. A Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

HEDGING STRATEGIES

Each Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity markets. Each Portfolio may write (i.e., sell) covered call options on their portfolio securities, purchase put and call options on securities and engage in transactions in related options on futures. Each of these portfolio strategies is described below:

A) FUTURES CONTRACTS

Each Portfolio may enter into futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by trading an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Portfolio expects to earn interest income on their margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates.

Regulations of the CFTC applicable to the Company require that all of its futures transactions constitute bona fide straddles positions or that the Company's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of their futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolios on the settlement date of the futures contracts.

Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

A Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular futures contract at any given time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of a Portfolio is engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of futures contracts, they had invested in the underlying financial instrument and sold them after the decline.

Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Futures contracts may be traded on foreign exchanges. Such transactions are subject to the risks of governmental actions affecting trading in or the prices of the securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

The investment by a Portfolio in futures contracts and options on futures contracts is subject to many complex and special tax rules. The treatment by a Portfolio of certain futures and forward contracts is generally governed by
Section 1256 of the Internal Revenue Code of 1986, as amended (the "Code"). These "Section 1256" positions generally include listed options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by a Portfolio will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Portfolio's fiscal year, and all gain or loss associated with fiscal year transactions and marked-to-market positions at fiscal year end (except certain currency gain or loss covered by
Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of a Portfolio's shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by the Portfolios.

B) OPTIONS

Each Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED CALL OPTIONS

The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless it effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option that it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. Each Portfolio writes only covered options, which means that so long as a Portfolio is obligated as the writer of the option it will, in a segregated account with its custodian, maintain cash, U.S. government securities, other high grade liquid debt securities or other liquid securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS

The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option that it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in their investment portfolios on which they have written call options or on securities which they intend to purchase.

C) SHORT SALES

Each Portfolio may seek to hedge investments or realize additional gains through short sales. A Portfolio may make short sales, which are transactions in which a Portfolio sells a security it does not own, in anticipation of a decline in the market value of the security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, a Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses a Portfolio may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net equity. Each Portfolio similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short would exceed two percent (2%) of the value of a Portfolio's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Portfolio engages in short sales, its custodian segregates an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

In addition, a Portfolio may make short sales "against the box," i.e. when a security identical to one owned by a Portfolio is borrowed and sold short. If a Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, in connection with opening, maintaining, and closing short sales against the box. A short sale may result in the recognition of gain with respect to a security for Federal income tax purposes under certain rules which treat certain short sales of the same or substantially identical positions with respect to such a security as a constructive sale at the time a short position is entered into by a Portfolio. See, "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

COMPANIES WITH LIMITED OPERATING HISTORIES

The BRAZOS Real Estate Securities Portfolio may invest in securities of companies which have limited operating histories and may not yet be profitable. The investments in such companies offer opportunities for capital gains, but entail significant risks including, but not limited to, the volatility of the stock price and the viability of the firm's operations. The Company will not invest in companies which together with predecessors have operating histories of less than three years if immediately thereafter and as a result of such investment the value of the Portfolio's holdings of such securities (other than securities of companies principally engaged in the real estate industry) exceeds 20% of the value of the Portfolio's total assets. Although not an investment policy of the Company, it is anticipated that under normal circumstances, approximately 10% to 15% of the companies principally engaged in the real estate industry in which the Portfolio invests will have operating histories of less than three years.

Except as specified above and as described under "INVESTMENT LIMITATIONS" below, the foregoing investment policies are not fundamental and the Trustees may change such policies without an affirmative vote of a majority of the outstanding voting securities of a Portfolio, as defined in the 1940 Act.

INVESTMENT LIMITATIONS

The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1) through (9) described below are fundamental policies and cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of a Portfolio. A Portfolio will not:

          (1) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

          (2) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

          (3) borrow money, except as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 331/3 % of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

          (4) pledge, mortgage or hypothecate any of its assets to an extent greater than 33% of its total assets at fair market value;

          (5)  invest  in  physical   commodities   or   contracts  on  physical
               commodities;

          (6) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate; additionally, the BRAZOS Real Estate Securities Portfolio may purchase and sell mortgage-related securities and liquidate real estate acquired as a result of default on a mortgage and may invest in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans;

          (7) make loans except (i) by purchasing debt securities in accordance with its investment objectives; (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder; and (iii) as otherwise permitted by exemptive order of the Commission;


          (8)  underwrite the securities of other issuers;

          (9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any  permitted  borrowings,  mortgages or pledges,  or
               (ii) entering into options, futures or repurchase transactions;

          (10) invest in futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and (ii) not more than 20% of a Portfolio's assets are invested in futures and options;

          (11) purchase on margin except as specified in (10) above;

          (12) invest more than an aggregate of 15% of the net assets of a Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.


In addition, the BRAZOS Micro Cap Growth, BRAZOS Small Cap Growth and the BRAZOS Growth Portfolios have adopted a fundamental policy that each will not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of each Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when each Portfolio adopts a temporary defensive position. The Brazos Real Estate Securities Portfolio has adopted a fundamental policy that its investments will be concentrated in the real estate industry, which means that it will invest more than 25% of its assets in that industry.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The Officers of the Company manage its day-to-day operations and are responsible to the Company's Board of Trustees. The Trustees set broad policies for the Company and elect its Officers. The following is a list of the Trustees and Officers of the Company and a brief statement of their present positions and principal occupations during the past five years:


GEORGE W. GAU
8009 Long Canyon Dr.
Austin, TX 78730
Age 51


Trustee of the Company; Professor of Finance, George S. Watson Centennial Professor in Real Estate, College and Graduate School of Business, University of Texas at Austin since 1988; J. Ludwig Mosle Centennial Memorial Professor in Investments and Money Management, since 1996; and Chairman of the Board and Chief Executive Officer, The MBA Investment Fund, L.L.C., a $10 million fund that is the first private investment company to be managed by students, since 1994.


*DAN L. HOCKENBROUGH
5949 Sherry Lane, Suite 1600
Dallas, Texas  75225
Age 39


Trustee, President, Treasurer and Chief Financial Officer of the Company; Since August 1996, Business Manager of John McStay Investment Counsel. Formerly, Chief Financial Officer of Waugh Enterprises, Inc. from November 1995 until August 1996; Assistant Controller of Hicks, Muse, Tate & Furst Incorporated from December 1992 to November 1995; and Sr. Associate at Coopers & Lybrand prior to December 1992.


JOHN H. MASSEY
4004 Windsor Avenue
Dallas, Texas  75205
Age 59


Trustee of the Company; Private Investor and a Director of The Paragon Group, Inc., Chancellor Broadcasting, Inc., Bank of the Southwest, Columbine JDS Systems, Inc. and FSW Holdings, Inc. Until 1996, Chairman of the Board and Chief Executive Officer of Life Partners Group, Inc.


DAVID M. REICHERT
7415 Stonecrest Drive
Dallas, Texas  75240
Age 59


Trustee of the Company; Private Investor; formerly Senior Vice President of Moffet Capital Management, an investment counseling firm, from January 1995 until June 1996 and Senior Vice President and Portfolio Manager of American Capital Asset Management, a mutual fund management company, from April 1989 to July 1994.


*TRICIA A. HUNDLEY
5949 Sherry Lane, Suite 1560
Dallas, Texas  75225
Age 48

Vice President, Secretary and Compliance Officer of the Company; Partner of John McStay Investment Counsel since 1987.



*LOREN J. SOETENGA
5949 Sherry Lane, Suite 1560
Dallas, Texas  75225
Age 31


Vice President of the Company; Principal of John McStay Investment Counsel. Formerly, Partner of Chronos Management, Inc. until 1996.

*PETER C. SUTTON
The SunAmerica Center
733 Third Avenue
New York, NY 10017
Age 34


Vice President and Assistant Treasurer of the Company; Senior Vice President, SAAMCo, since April 1997; Treasurer, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Fund and Anchor Series Trust, since February 1996; Vice President and Assistant Treasurer of SunAmerica Series Trust and Anchor Pathway Fund, since 1994; Vice President, Seasons Series Trust, since April 1997; formerly, Vice President, SAAMCo, from 1994 to 1997; Controller, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Fund and Anchor Series Trust, from March 1993 to February 1996.



*ROBERT M. ZAKEM
The SunAmerica Center
733 Third Avennue
New York, NY 10017
Age 41


Vice President and Assistant Secretary of the Company; Senior Vice President and General Counsel, SAAMCo, since April 1993; Executive Vice President, General Counsel and Director, SACS, since August 1993; Vice President, General Counsel and Assistant Secretary, SAFS, since January 1994; Vice President, SunAmerica Series Trust, Anchor Pathway Fund and Seasons Series Trust; Secretary and Chief Compliance Officer, Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Fund, since 1993; Secretary and Chief Compliance Officer, Style Select Series, Inc., since 1996; Secretary, SunAmerica Strategic Investment Series, Inc., since 1998.









*This person is deemed to be an "interested person" of the Company as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS

The Company pays each Trustee, who is not also an officer or affiliated person, a $1,250 quarterly retainer fee per Portfolio which currently amounts to $5,000 per quarter. In addition, each unaffiliated Trustee receives a fee of $1,250 per regular meeting and a fee of $1,250 per special meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Company. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Company's officers and employees are paid by either the Adviser or the Administrator and receive no compensation from the Company. The following table shows aggregate compensation paid to each of the Company's Trustees for the fiscal year ended November 30, 1998.

COMPENSATION TABLE
            (1)                     (2)                   (3)                    (4)                    (5)
      Name of Person             Aggregate             Pension or         Estimated Annual       Total Compensation
         Position               Compensation      Retirement Benefits       Benefits Upon       from Registrant and
                              From Registrant      Accrued as Part of        Retirement         Company Complex Paid
                                                    Company Expenses                                to Trustees
============================ =================== ======================= ==================== =========================
George W. Gau*                      -0-                   -0-                    -0-                    -0-
Trustee
Dan L. Hockenbrough                 -0-                   -0-                    -0-                    -0-
Director


                                       13

John H. Massey                     $8,000                 -0-                    -0-                   $8,000
Director
David M. Reichert                  $8,000                 -0-                    -0-                   $8,000
Director

* Since Mr. Gau joined the Board of Trustees in May of 1999, he was not compensated during the fiscal year ended November 30, 1998 for his services to the Company.


PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 1999, the following persons or organizations held of record 5% or more of the shares of each Portfolio:

MICRO CAP GROWTH PORTFOLIO

Charles Schwab  & Co., Inc.                                      11.4%
Suite 700 Team P - Mutual Fund Operations
4500 Cherry Creed Drive South
Denver, CO  80246


Pershing 11.0%
Division of Donaldson, Lufkin and Jenrette
1 Pershing Plaza
Jersey City, NJ  07399

National Financial Services                                       8.5%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

JMB Realty Corp.                                                  7.0%
Savings
U/A Dated 7/1/87 900 Michigan Ave.
Chicago, IL  60611-1542

Washington & Lee University                                       5.9%
5949 Sherry Lane
Suite 1600
Dallas, TX  75225-8012

REAL ESTATE SECURITIES PORTFOLIO

Suntrust Bank Atlanta Custodian                                  10.5%
FBO University of Georgia Foundation
U/A/D 3/19/97
P.O. Box 105870
Atlanta, GA  30348-5870

Wachovia Bank N.A.                                               10.2%
Successor Trustee
U/A USAA Savings & Investment Plan
301 N. Main Street
P.O. Box 3073
Winston Salem, NC  27150-0001

California Province of the Society of Jesus                       7.2%
Attn: Reverend Robert St. Clair
P.O. Box 519
Los Gatos, CA  95031-0519

Charles Schwab & Co., Inc.                                        6.8%
Suite 700 Team P - Mutual Fund Operations
4500 Cherry Creed Drive South
Denver, CO  80246

SMALL CAP GROWTH PORTFOLIO

Charles Schwab & Co., Inc.                                       11.5%
Suite 700 Team P - Mutual Fund Operations
4500 Cherry Creed Drive South
Denver, CO  80246

BNY Western Trust Co.                                             6.8%
Trustee for San Francisco Bay Area Rapid Transit
District Deferred Compensation Plan
U/A/D 1/2/97 550 Kearny St.
Suite 600
San Francisco, CA  94108-2527

BNY Western Turst Co.                                             5.9%
Trustee for San Francisco Bay Area Rapid Transit
District Money Purchase Plan
U/A/D 1/2/97 550 Kearny St.
Suite 600
San Francisco, CA  94108-2527

GROWTH PORTFOLIO

R.D. and Joan Dale Hubbard Foundation Inc.                       29.7%
73-405 El Paseo #32D
Palm Desert, CA  92260

R.D. Hubbard                                                     17.0%
73-405 El Paseo #32D
Palm Desert, CA  92260

John McStay and Ellen McStay                                      8.5%
JT Ten
3504 Marquette Street
Dallas, TX  75225-5015

Pershing                                                          8.0%
Division of Donaldson, Lufkin and Jenrette
1 Pershing Plaza
Jersey City, NJ  07399

INVESTMENT ADVISER AND OTHER SERVICES

John McStay Investment Counsel ( "JMIC" or the "Adviser") which was formed as a limited partnership in 1983, is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. On June 30, 1999, JMIC reorganized as a Delaware limited liability company and completed the sale of an 80% managing membership interest in JMIC to America International Group, Inc. ("AIG") resulting in JMIC becoming a majority owned indirect subsidiary of AIG and minority owned by the employees of JMIC. In connection therewith, on June 25, 1999, shareholders of each Portfolio of the Company approved new investment advisory and management agreements with JMIC and also approved changing the fundamental investment restrictions relating to the ability to engage in borrowing and lending transactions with respect to each Portfolio. Although the investment advisory fee waivers will no longer be in place, the fees will not exceed the expense caps currently in place for each Portfolio due to a voluntary expense reimbursement by JMIC or its affiliates.

As a result of the reorganization described above, arrangements for the administration, distribution, transfer agency and shareholder servicing, and custody and fund accounting of the Portfolios of the Company have been changed as follows:

          (i) SunAmerica Asset Management Corp. ("SAAMCo" or the "Administrator") will act as Administrator of each Portfolio of the Company pursuant to the Administration Agreement between SAAMCo and the Company;

          (ii) effective October 14, 1999, SunAmerica Capital Services, Inc. ("SACS"or the "Distributor") will act as Distributor for each
          Portfolio of the Company pursuant to the Distribution Agreement between SACS and the Company;

          (iii) SAFS will provide transfer agency and shareholder services with respect to each Portfolio of the Company pursuant to the Service Agreement between SAFS and the Company; and

          (iv) State Street Bank and Trust Company ("State Street") will serve as custodian and fund accountant of the Portfolios and as transfer agent, together with its affiliate, National Financial Data Services ("NFDS"), pursuant to the Custodian Contract and the Transfer Agency Agreement, each between the Company and State Street.

SAAMCo, SACS and SAFS are all affiliates of each other, of JMIC, and of AIG.

Under the Administration Agreement, SAAMCo will provide certain administrative services similar to those previously provided by Firstar Mutual Fund Services, LLC ("Firstar"). For its services, SAAMCo will receive fees that are identical to those fees which were paid to Firstar. SAAMCo is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017. Under the Distribution Agreement, SACS will provide services similar to those provided by Rafferty Capital Markes, Inc. ("Rafferty"). Like Rafferty, SACS will receive no compensation for the distribution of shares of the Portfolios, except for reimbursement by the Adviser of out-of-pocket expenses. SACS is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017. Under the Service Agreement, SAFS will assist State Street and NFDS in connection with certain services previously provided by Firstar. For its services, SAFS will receive a fee, which represents the full cost of providing shareholder and transfer agency services, at the same cost basis previously charged by Firstar. SAFS will pay a fee to State Street and NFDS (other than out-of-pocket charges of the Transfer Agent which are paid by the Company). SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017.

Under the Custodian Contract and the Transfer Agency Agreement, State Street, 1776 Heritage Drive, North Quincy, MA 02171, will provide custodial and fund accounting services similar to those previously provided by Firstar Bank Milwaukee, N.A. and Firstar, respectively. Transfer agent functions previously provided by Firstar will be performed for State Street by NFDS, P.O. Box 219373, Kansas City, MO 64121-9373.

The Adviser provides investment management services to institutions and individuals and currently has approximately $4 billion in assets under management. John D. McStay may be deemed to control the Adviser as a result of ownership of a majority interest in John McStay & Associates ("JMA"), the general partner of the Adviser. JMA owns a majority interest in the Adviser.

The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Adviser, or any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or a Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

ADVISORY FEES

As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

BRAZOS Micro Cap Growth Portfolio...................................       1.20%
BRAZOS Real Estate Securities Portfolio.............................       0.90%
BRAZOS Small Cap Growth Portfolio...................................       0.90%
BRAZOS Growth Portfolio.............................................       0.90%


For the fiscal year ended November 30, 1998 the Portfolios paid the Adviser fees and the Adviser waived fees and/or reimbursed expenses of the Portfolios as follows:
                                                     Fees paid
PORTFOLIO                                         (BEFORE WAIVERS)     WAIVERS

BRAZOS Micro Cap Growth Portfolio*                   $326,266          $76,089
BRAZOS Real Estate Securities Portfolio              $712,269          $47,708
BRAZOS Small Cap Growth Portfolio                  $1,578,588          $     0

For the fiscal year ended November 30, 1997 the Portfolios paid the Adviser fees and the Adviser waived fees and/or reimbursed expenses of the Portfolios as follows:
                                                     Fees paid
PORTFOLIO                                         (BEFORE WAIVERS)     WAIVERS

BRAZOS Micro Cap Growth Portfolio*                 $        0          $     0
BRAZOS Real Estate Securities Portfolio            $  237,702         $139,015
BRAZOS Small Cap Growth Portfolio                  $  239,078         $107,342

*  The Micro Cap Growth Portfolio commenced operations on 12/31/97.

DISTRIBUTOR

Effective October 14, 1999, SACS will act as Distributor for each Portfolio of the Company. SACS will receive no compensation for distribution of shares of the Portfolios, except for reimbursement by the Adviser of out-of-pocket expenses.

ADMINISTRATION FEES

As of August 1, 1999, SAAMCo serves as Administrator to the Company and also provides accounting services to the Company. The Administrator is a SunAmerica Company and an indirect wholly-owned subsidiary of AIG.

The Administrator supplies office facilities, non-investment related statistical and research date, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. The Administrator also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Securities and Exchange Commission and state securities authorities. The Administrator performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided, the Administrator receives an annual fee from the Company equal to the greater of: (1) a minimum annual fee of $35,000 for the first Portfolio, $25,000 for the next three Portfolios, and $20,000 for any additional Portfolios; or (2) an asset-based fee for each Portfolio, equal to a percentage of the average daily net assets of such Portfolio, according to the following schedule:

                        0.07% on the first $200 million;
                        0.06% on the next $500 million;
                        0.04% on the balance.

The Administrator's fee shall be payable monthly, as soon as practicable after the last day of each month, based on the Portfolio's average daily net assets as determined at the close of business on each business day throughout the month.

Prior to SAAMCo serving as Administrator, Firstar served as Administrator, Accounting Agent, Transfer Agent and Dividend Paying Agent; prior to Firstar serving in such capacities, PFPC provided similar services to the Company.

For the fiscal year ended November 30, 1998 the Company paid Firstar and PFPC** administration fees and PFPC waived fees and/or reimbursed expenses of the Portfolios as follows:


                                                     Fees paid
PORTFOLIO                                         (BEFORE WAIVERS)     WAIVERS

BRAZOS Micro Cap Growth Portfolio*                    $ 25,335          $ 2,124
BRAZOS Real Estate Securities Portfolio               $ 74,824          $     0
BRAZOS Small Cap Growth Portfolio                    $ 156,579          $     0

For the fiscal year ended November 30, 1998 the Company paid Firstar and PFPC** accounting services fees and PFPC waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                     Fees paid
PORTFOLIO                                         (BEFORE WAIVERS)     WAIVERS

BRAZOS Micro Cap Growth Portfolio*                   $ 38,110           $ 5,486
BRAZOS Real Estate Securities Portfolio              $ 50,231           $     0
BRAZOS Small Cap Growth Portfolio                    $ 67,191           $     0


*  The Micro Cap Growth Portfolio commenced operations on 12/31/97.
** The Company entered into an agreement with Firstar Mutual Fund Services LLC to provide services that were provided by PFPC, Inc. up until September 30, 1998.


For the fiscal year ended November 30, 1997 the Company paid Rodney Square** administration fees and Rodney Square waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                     Fees paid
PORTFOLIO                                         (BEFORE WAIVERS)     WAIVERS

BRAZOS Micro Cap Growth Portfolio*                   $      0           $     0
BRAZOS Real Estate Securities Portfolio              $ 41,826           $ 4,051
BRAZOS Small Cap Growth Portfolio                    $ 42,986           $ 4,051



For the fiscal year ended November 30, 1997 the Company paid Rodney Square** accounting services fees and Rodney Square waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                     Fees paid
PORTFOLIO                                         (BEFORE WAIVERS)     WAIVERS

BRAZOS Micro Cap Growth Portfolio*                   $      0           $     0
BRAZOS Real Estate Securities Portfolio              $ 41,352           $ 5,610
BRAZOS Small Cap Growth Portfolio                    $ 41,808           $ 5,610

*  The Micro Cap Growth Portfolio commenced operations on 12/31/97.
** PFPC entered into an agreement with Rodney Square Management Corporation ("Rodney Square") to provide services that were provided by Rodney Square up until January 5, 1998.

CUSTODIAN

State Street serves as the Custodian for the Portfolios. As Custodian, State Street has agreed to (a) maintain a separate account or accounts in the name of the Company, (b) hold and transfer portfolio securities on account of the Company, (c) accept receipts and make disbursements of money on behalf of the Company, (d) collect and receive all income and other payments and distributions on account of the Company's portfolio securities, and (e) make periodic reports to the Company's Trustees concerning the Company's operations. State Street is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that State Street remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the negligent acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, State Street receives a fee in addition to transaction charges and out-of-pocket expenses.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Ave., Milwaukee, WI, 53202, is the independent accountant for the Company.

PURCHASE OF SHARES

Shares of the Portfolios may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Company. The minimum initial investment required for each Portfolio is $10,000 with certain exceptions as may be determined from time to time by the officers of the Company. Effective September 15, 1999, initial investments in the shares of the Portfolios must be at least $1,000,000, and subsequent minimum investments must be at least $1,000, except for the Brazos Micro Cap Growth Portfolio, which has an initial investment of $50,000. Shares may be purchased and subsequent investments may be made without being subject to the minimum or subsequent investment limitations at the discretion of the officers of the Company.

Shares may be purchased and subsequent investments may be made by principals, officers, associates and employees of the Company and its affiliates, their families and their business or personal associates, either directly or through their individual retirement accounts, and by any JMIC pension or profit-sharing plan, without being subject to the minimum or subsequent investment limitations.

Payment does not need to be converted into Federal Funds (moneys credited to the Company's Custodian Bank by a Federal Reserve Bank) before the Company will accept it for investment. Specify the Portfolio in which the funds should be invested in on the Account Registration Form. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt. The NYSE will be closed on the following days: New Year's Day; Martin Luther King, Jr.'s Birthday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.

The Portfolios reserve the right in their sole discretion (1) to suspend the offering of their shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Company, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolios' shares.

Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which deal with the Company on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of shares of the Portfolios and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Company from the Company assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolios were purchased directly from the Company or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Company. A salesperson and any other person entitled to receive compensation for selling or servicing shares of the Portfolios may receive different compensation with respect to one particular class of shares over another in the Company.

Service Agents, or if applicable, their designees, that have entered into agreements with the Company or its agent, may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolios' pricing on the following business day. If payment is not received by the Company's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Company in proper form will be priced at each Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

REDEMPTION OF SHARES

The Portfolios may suspend redemption privileges or postpone the date of payment
(1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolios to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Company has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Company at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Fund Shares," and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

BRAZOS MICRO CAP GROWTH, BRAZOS SMALL CAP GROWTH AND BRAZOS GROWTH PORTFOLIOS. No charge is made by these Portfolios for redemptions.

BRAZOS REAL ESTATE SECURITIES PORTFOLIO. No charge is made by the BRAZOS Real Estate Securities Portfolio for redemptions if shares are held for at least 90 days. Shares held for less than 90 days will be subject to a 1% redemption fee which is retained by the Company for the benefit of the remaining shareholders and is intended to encourage long-term investment in the BRAZOS Real Estate Securities Portfolio, to avoid transaction and other expenses caused by early redemption and to facilitate portfolio management.

The Company and the Company's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or Transfer Agent does not employ the procedures described above. Neither the Company nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES

To protect your account from fraud, the Company and SAAMCo require signature guarantees for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, (2) share transfer requests; or (3) redemption requests that exceed $100,000. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Company are also being redeemed, on the letter or stock power.

OTHER SHAREHOLDER SERVICES

The following supplements the "Purchase of Shares" and "Redemption of Shares" information set forth in the Prospectus:

IN-KIND PURCHASES

If accepted by the Company, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in the Prospectus. Securities to be exchanged which are accepted by the Company will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of that Portfolio and must be delivered to the Company by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

The Company will not accept securities in exchange for shares of a Portfolio unless:

          o at the time of the exchange, such securities are eligible to be included in that Portfolio and current market quotations are readily available for such securities;

          o the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by that Portfolio under the Securities Act of 1933, or otherwise; and

          o the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by that Portfolio will not exceed 5% of the net assets of that Portfolio immediately after the transaction.

Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

EXCHANGE PRIVILEGE

Shares of a Portfolio may be exchanged for shares of any other Portfolio included within the Brazos Mutual Funds. Exchange requests should be made by calling 1-800-426-9157 or by writing to Brazos Mutual Funds, c/o SAFS, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read the Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the Company at 1-800-426-9157. Investor correspondence should be directed to the Brazos Mutual Funds, c/o SAFS, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Company for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Company nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Company and its shareholders.

For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Company's, an exchange between a series of Funds was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

Shareholders may transfer shares of the Portfolios to another person by making a written request to the Company. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

It is not the Company's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolios and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Company's Board of Trustees.

For the fiscal year ended November 30, 1998, the Portfolios paid brokerage commissions as follows:

PORTFOLIO                                          BROKERAGE COMMISSION

BRAZOS Micro Cap Growth Portfolio                    $    566,035
BRAZOS Real Estate Securities Portfolio              $    851,896
BRAZOS Small Cap Growth Portfolio                    $  1,999,496

For the fiscal year ended November 30, 1997, the Portfolios paid brokerage commissions as follows:

PORTFOLIO                                          BROKERAGE COMMISSION

BRAZOS Micro Cap Growth Portfolio                    $       0
BRAZOS Real Estate Securities Portfolio              $ 316,900
BRAZOS Small Cap Growth Portfolio                    $ 132,283

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. The Adviser may buy and sell securities for the account of a portfolio through the Adviser's affiliated broker-dealer. In such instances, the affiliated broker-dealer will complete transactions pursuant to procedures designed to ensure that charges for the transactions do not exceed usual and customary levels obtainable from other, unaffiliated broker-dealers. Such transactions and the procedures are supervised by the Company's Board of Trustees. It is understood that the affiliated broker-dealer will not be utilized in situations where, in the Adviser's judgment, the brokerage services of another security firm would be in the best interest of a Portfolio. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

DESCRIPTION OF SHARES AND VOTING RIGHTS

The Company's Agreement and Declaration of Trust permits the Company to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Company.

In the event of liquidation of the Company, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the

Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Company. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

Shareholders have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Company or any Portfolio, except as the Trustees in their sole discretion shall have determined by resolution.

The shares of each Portfolio are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company.

Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Company has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Company. The Company will assist shareholder communications in such matters.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

The Company's policy is to distribute at least annually, substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The Company may distribute a Portfolio's net investment income at interim periods. The amounts of any income dividends or capital gains distributions cannot be predicted. The Portfolios may distribute net investment income and other capital gains during interim periods when the Company's management determines that it is in the best interests of a Portfolio and its shareholders to do so. It is not anticipated that distributions of net investment income and other capital gains will be made more frequently than quarterly. It is possible, however, as a result of this policy that total distributions in a year could exceed the total of a Portfolio's current year net investment income and capital gains. If this should occur, a portion of the distributions received by shareholders of such Portfolio could be a nontaxable "return of capital" for federal income tax purposes and thereby reduce the shareholder's cost basis in shares of the Portfolio. In general, a shareholder's total cost basis in the Company will reflect the cost of the shareholder's original investment plus the amount of any reinvestment.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of a Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Company at net asset value (as of the business day following the record date). This will remain in effect until the Company is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Each Portfolio of the Company will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

Each Portfolio may engage in certain transactions, such as short sales, and may invest in certain instruments, such as futures contracts, which may result in constructive sales of appreciated positions in securities for Federal income tax purposes. A constructive sale generally occurs when a Portfolio has entered into a short sale of the same or substantially identical securities or if it enters into a futures or forward contract to deliver the same or substantially identical securities and in certain other circumstances. If a constructive sale occurs, a Portfolio will recognize either ordinary income or capital gain depending on the length of time which it held the security which was constructively sold.

Dividends paid by the Portfolios from net investment income and short-term capital gains, either in cash or reinvested in shares, will be taxable to shareholders as ordinary income. Dividends paid from the Portfolios will generally qualify in part for the 70% dividends-received deductions for corporations, but the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolios from domestic (U.S.) sources.

Distributions paid by the Portfolios from long-term capital gains, either in cash or additional shares of a Portfolio, are taxable to shareholders subject to income tax as long-term capital gains regardless of the length of time the shareholder has owned shares in a Portfolio. Also, for those shareholders subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a capital gains distribution or a dividend, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Company as to the Federal Income tax status of dividends and distributions paid by the Portfolios. Dividends and distributions may also be subject to state and local taxes. Dividends declared in October, November, or December to shareholders of record in such month and paid in January of the following year will be deemed to have been paid by a Portfolio and received by the shareholders on December 31.

Redemptions of shares in the Portfolios are taxable events for Federal income tax purposes.

The Portfolios are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of a

Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

Except for transactions a Portfolio has identified as hedging transactions, a Portfolio is required for Federal income tax purposes to recognize as income for the taxable year its net unrealized gains and losses on forward currency and futures contracts as of the end of the taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

A Portfolio may be subject to foreign withholding taxes on income or gains recognized with respect to its investment in certain foreign securities. If a Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies," a Portfolio may be subject to U.S. Federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by a Portfolio to its shareholders. If more than 50% of the total assets of a Portfolio are invested in securities of foreign corporations, a Portfolio may elect to pass-through to its shareholders their pro rata share of foreign income taxes paid by a Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of the foreign taxes paid by a Portfolio. However, shareholders will be entitled to deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. Federal income tax, subject to certain limitation under the Code. Finally, a Portfolio may recognize gain or loss on transactions in foreign currencies as a by-product of its investment in foreign securities.

A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of a Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

PERFORMANCE CALCULATIONS

PERFORMANCE

The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Company be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

YIELD

Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

This figure is obtained using the following formula:


         Yield = 2 [( A-B + 1)6-1]
                      ---
                      cd
where:   a=       dividends and interest earned during the period
         b=       expenses accrued for the period (net of reimbursements)
         c=       the average  daily number of shares  outstanding  during the period that were entitled to receive income distributions
         d=       the maximum offering price per share on the last day
                  of the period.

TOTAL RETURN

The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Company expenses on an annual basis.

These figures will be calculated according to the following formula:

P(1+T)n=ERV

where:
         P=       a hypothetical initial payment of $ 1,000
         T=       average annual total return
         n=       number of years
       ERV=       ending redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Total returns for the Portfolios as of December 31, 1998 were as follows:

                                                     Inception      Year-to-Date       Inception to
                                                       Date           12/31/98           12/31/98
                                                       ----           --------           --------
BRAZOS Real Estate Securities Portfolio               12/31/96          -17.4%              6.7%

BRAZOS Small Cap Growth Portfolio                     12/31/96           13.6%             75.5%

BRAZOS Micro Cap Growth Portfolio                     12/31/97           32.8%             32.8%

COMPARISONS

To help investors better evaluate how an investment in a Portfolio might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Company performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

        (1) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

        (2) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

        (3) Standard & Poor's MidCap 400 Index - an unmanaged index measuring the performance of non-S&P 500 stocks in the mid-range sector of the U.S. stock market.

        (4) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

        (5) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

        (6) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

        (7)     Morgan Stanley Capital  International EAFE Index and World Index
                - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

        (8) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

        (9) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.



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        (10)    Salomon  Brothers High Grade  Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

        (11) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

        (12) Lehman Brothers Long-Term Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

        (13) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

        (14) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

        (15) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

        (16) Russell 2000 Growth - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

        (17)    Russell 2000 Value - measures the  performance  of those Russell
                2000  companies  with  lower  price-to-book   ratios  and  lower
                forecasted growth values.

        (18) Russell 2500 - composed of the 2,500 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

        (19) Composite Indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

        (10) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

        (21) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

        (22) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

        (23) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

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

        (24) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

        (25) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

        (26) Lehman Brothers Government/Corporate Index - a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

        (27) Lehman Brothers Intermediate Government/Corporate Index - an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

        (28) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; WP Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

        (29) NAREIT Equity Index - a compilation of market-weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the New York and American Stock Exchanges and the NASDAQ. The index tracks performance, as well as REIT assets, by property type and geographic region.

        (30) Wilshire Real Estate Securities Index, published by Wilshire Associates - a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts, real estate operating companies and partnerships.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


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CODE OF ETHICS

The Company has adopted a Code of Ethics which restricts, to a certain extent, personal transactions by access persons of the Company and imposes certain disclosure and reporting obligations.

FINANCIAL STATEMENTS

The audited Financial Statements for the BRAZOS Micro Cap Growth Portfolio, BRAZOS Small Cap Growth Portfolio and BRAZOS Real Estate Securities Portfolio, financial highlights and notes to the Financial Statements dated November 30, 1998 were filed with the SEC on February 3, 1999. They are incorporated herein by reference and can be obtained free of charge by calling the Brazos Mutual Funds at 1-800-426-9157.




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